UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2008

VERSAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9309	54-0852979
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6850 Versar Center Springfield, Virginia	22151
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 750-3000

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e) Compensatory Arrangements of Certain Officers.
On September 3, 2008, the Compensation Committee of the Board of Directors, consisting of all independent directors, took the following compensation actions:
Under the Fiscal Year 2008 Incentive Compensation Plan:
A. Cash Bonuses:

Theodore M. Prociv	$211,900
Lawrence W. Sinnott	$158,100
James C. Dobbs	$56,700
Jeffrey A. Wagonhurst	$113,200
Gina Foringer	$54,000
Michael J. Abram	$43,300
Paul W. Kendall	$52,900
B. Restricted Stock to be vested over a two year period:

Theodore M. Prociv	17,000 shares
Lawrence W. Sinnott	12,000 shares
James C. Dobbs	5,000 shares
Jeffrey A. Wagonhurst	5,000 shares
Gina Foringer	5,000 shares
Paul W. Kendall	5,000 shares
Michael J. Abram	5,000 shares
In addition, the Compensation Committee adjusted the salaries of the CEO and Executive Officers as follows:

	New Salary	Increase
Theodore M. Prociv	$355,000	$25,000
Lawrence W. Sinnott	$250,000	$40,000
James C. Dobbs	$190,000	$10,000
Jeffrey A. Wagonhurst	$200,000	$15,000
Gina Foringer	$170,000	$5,000
Paul W. Kendall	$185,000	$5,000
Michael J. Abram	$170,000	$5,000

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2008	VERSAR, INC.

	By:	/s/ James C. Dobbs

James C. Dobbs
Senior Vice President and General Counsel

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